Other reserves	6 Months Ended
Jun. 30, 2019
Other reserves [abstract]
Other reserves
17. Other reserves
	As at	As at
	30.06.19	31.12.18
	£m	£m
Currency translation reserve	4,065	3,888
Fair value through other comprehensive income reserve	247	(258)
Cash flow hedging reserve	1,188	660
Own credit reserve	(77)	(121)
Other reserves and treasury shares	980	984
Total	6,403	5,153

Currency translation reserve

The currency translation reserve represents the cumulative gains and losses on the retranslation of the Barclays Group’s net investment in foreign operations, net of the effects of hedging.

As at 30 June 2019, there was a credit balance of £4,065m (December 2018: £3,888m credit) in the currency translation reserve. The £177m credit movement principally reflected the strengthening of period end USD against GBP.

Fair value through other comprehensive income reserve

The fair value through other comprehensive income reserve represents the unrealised change in the fair value through other comprehensive income investments since initial recognition.

As at 30 June 2019, there was a credit balance of £247m (December 2018: £258m debit) in the fair value through other comprehensive income reserve. The gain of £505m is principally reflected by a £721m gain from the increase in fair value of bonds due to decreasing bond yields and a gain of £125m due to an increase in the Absa Group Limited share price. This was partially offset by £216m of net gains transferred to net profit and a tax charge of £126m.

Cash flow hedging reserve

The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.

As at 30 June 2019, there was a credit balance of £1,188m (December 2018: £660m credit) in the cash flow hedging reserve. The increase of £528m principally reflected a £806m increase in the fair value of interest rate swaps held for hedging purposes as major interest rate curves decreased, partially offset by £114m of gains transferred to net profit and a tax charge of £167m.

Own credit reserve

The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.

As at 30 June 2019, there was a debit balance of £77m (December 2018: £121m debit) in the own credit reserve. The movement of £44m is principally reflected by the widening of Barclays’ funding spreads of £68m, partially offset by tax of £24m.

Other reserves and treasury shares

Other reserves relate to redeemed ordinary and preference shares issued by the Barclays Group. Treasury shares relate to Barclays PLC shares held principally in relation to the Barclays Group’s various share schemes.

As at 30 June 2019, there was a credit balance of £980m (December 2018: £984m credit) in other reserves. This included a debit balance of £31m (December 2018: £27m debit) relating to treasury shares. During the period, £207m (December 2018: £267m) net purchases of treasury shares were made, mainly reflecting the increase in shares held for the purposes of employee share schemes, and £203m (December 2018: £268m) was transferred to retained earnings reflecting the vesting of deferred share-based payments.